UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2022

BIG LOTS, INC.
(Exact name of registrant as specified in its charter)

Ohio	001-08897	06-1119097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4900 E. Dublin-Granville Road, Columbus, Ohio 43081
(Address of principal executive offices) (Zip Code)

(614) 278-6800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common shares	BIG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
                                Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.

Credit Facility

On July 27, 2022, Big Lots, Inc. (“BLI”), Big Lots Stores, LLC (“BLS”), and certain of BLI’s other direct and indirect wholly-owned subsidiaries (together with BLI and BLS, “we,” “us” or “our”) entered into a consent letter (the “Credit Facility Consent Letter”) relating to our $600 million five-year unsecured credit facility (the “Credit Agreement”) by and among BLI and BLS, as borrowers; certain subsidiaries named therein, as guarantors; the banks named therein; and PNC Bank, National Association, as administrative agent for the banks.

Under the Credit Facility Consent Letter, the administrative agent and the banks have consented to the suspension of the testing of the Fixed Charge Coverage Ratio under the Credit Agreement (as defined therein) for the quarterly period ending July 30, 2022. We have also agreed to either (a) amend the Credit Agreement or (b) enter into a new credit facility to replace the Credit Agreement, in each case on terms mutually agreeable among us, the administrative agent and the banks no later than October 28, 2022 (or such later date approved by the administrative agent in its commercially reasonable discretion).

In connection with the execution of the Credit Facility Consent Letter, on July 29, 2022, BLI also entered into an engagement letter with PNC Capital Markets LLC and PNC Bank, National Association (the “Engagement Letter”), pursuant to which PNC Capital Markets has agreed to arrange, on a best efforts basis, a five-year, syndicated asset-based revolving credit facility (the “New Credit Facility”) in an amount up to $900 million in total commitments, with an additional uncommitted increase option of up to $300 million. The New Credit Facility will refinance and replace the Credit Agreement. The Engagement Letter provides, among other things, that (a) borrowings under the New Credit Facility will be subject to a borrowing base consisting of eligible credit card receivables and eligible inventory (including in-transit inventory), subject to customary exceptions and reserves, (b) obligations under the New Credit Facility will be guaranteed by certain of our domestic subsidiaries and will be secured by our working capital assets, subject to customary exceptions, (c) interest payable under the New Credit Facility will fluctuate based on our availability under the facility, and the New Credit Facility will allow us to select our index rate for each borrowing from multiple interest rate options, including one, three or six month adjusted Term SOFR and (d) the New Credit Facility will contain customary affirmative and negative covenants and events of default, and the only financial covenant under the New Credit Facility will be a springing fixed charge coverage ratio. We currently expect to enter into the New Credit Facility during the fiscal quarter ending October 28, 2022, subject to the satisfaction of customary conditions, including the negotiation and execution of documentation acceptable to the parties.

Synthetic Lease

On July 27, 2022, AVDC, LLC (“AVDC”), a wholly-owned indirect subsidiary of BLI, BLI, BLS and certain of BLI’s other direct and indirect wholly-owned subsidiaries (together with AVDC, BLI and BLS, “we,” “us” or “our”) entered into a consent letter (the “Synthetic Lease Consent Letter”) relating to the Participation Agreement in respect of our synthetic credit facility for our distribution center in Apple Valley, California (the “Participation Agreement”) by and among AVDC, as construction agent and lessee; BLI, BLS and certain other subsidiaries of BLI named therein, as guarantors; Wachovia Service Corporation, as lessor; the banks and other lending institutions named therein as lease participants; and Wells Fargo Bank National Association, as administrative agent for the lessor and the lease participants.

Under the Synthetic Lease Consent Letter, the lessor, the administrative agent and the lease participants have consented to the suspension of the testing of the Fixed Charge Coverage Ratio under the Participation Agreement (as defined therein) for the quarterly period ending July 30, 2022. We have also agreed to amend the Participation Agreement on terms mutually agreeable among us, the lessor, the administrative agent and the lease participants no later than October 28, 2022 (or such later date approved by the majority secured parties in their commercially reasonable discretion).

We are currently engaged in discussions with the lessor and the lease participants regarding the terms of an amendment to the Participation Agreement. Based on such discussions, we currently expect to enter into such an amendment during the fiscal quarter ending October 28, 2022, subject to the negotiation and execution of documentation acceptable to the parties.

A copy of the Credit Facility Consent Letter and the Synthetic Lease Consent Letter are filed herewith as Exhibits 10.1 and 10.2, respectively. The foregoing descriptions of the Credit Facility Consent Letter and the Synthetic Lease Consent Letter do not purport to be complete and are qualified in their entirety by reference to the full text of the Credit Facility Consent Letter and the Synthetic Lease Consent Letter, as applicable, which are incorporated herein by reference.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words “anticipate,” “estimate,” “approximate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance and are applicable only as of the dates of such statements. Although we believe the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of knowledge, forward-looking statements, by their nature, involve risks, uncertainties and other factors, any one or a combination of which could materially affect business, financial condition, results of operations or liquidity. Forward-looking statements that we make herein and in other reports and releases are not guarantees of future performance and actual results may differ materially from those discussed in such forward-looking statements as a result of various factors, including, but not limited to, developments related to the COVID-19 coronavirus pandemic, current economic and credit conditions, the cost of goods, the inability to successfully execute strategic initiatives, competitive pressures, economic pressures on customers and us, the availability of brand name closeout merchandise, trade restrictions, freight costs, the risks discussed in the Risk Factors section of our most recent Annual Report on Form 10-K, and other factors discussed from time to time in other filings with the SEC, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Certain forward-looking statements in this report are subject to risk that the parties are unable to reach agreement on the terms and conditions of the New Credit Facility or an amendment to the Participation Agreement. This release should be read in conjunction with such filings, and you should consider all of these risks, uncertainties and other factors carefully in evaluating forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in public announcements and SEC filings.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	10.1	Credit Facility Consent Letter, dated July 27, 2022.

	10.2	Synthetic Lease Consent Letter, dated July 27, 2022.

	104	Cover Page Interactive Data File (formatted as Inline XBRL).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG LOTS, INC.

Date: July 29, 2022	By:	/s/ Ronald A. Robins, Jr.
Ronald A. Robins, Jr.
Executive Vice President, Chief Legal and Governance Officer, General Counsel and Corporate Secretary